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                                                                       Exhibit J

                        CONSENT OF INDEPENDENT AUDITORS




The Board of Trustees and Shareholders
 Horace Mann Mutual Funds:

We consent to the use of our report incorporated by reference herein and to the references to our Firm under the headings "Financial Highlights" in the Prospectus and "Other Services-Independent Auditors" in the Statement of Additional Information.

                                  /s/ KPMG LLP

Chicago, Illinois
April 26, 2000